ADJUSTED SEGMENT RESULTS (in millions)1

Segment Operating Income (Loss), As Adjusted (Non-GAAP and Unaudited)[2]
(for the first quarter ended December 28, 2024, the second quarter ended March 29, 2025, the third quarter ended June 28, 2025, and fourth quarter and year ended September 27, 2025
	2025
						Adjusted Operating Margin (Non-GAAP)
	Q1	Q2	Q3	Q4	Year	Q1	Q2[3]	Q3	Q4[3]	Year[3]
Beef	$6	$(113)	$(116)	$(52)	$(275)	0.1%	(2.1)%	(2.1)%	(0.9)%	(1.3)%
Pork	73	69	50	47	239	4.5%	4.6%	3.3%	3.0%	3.9%
Chicken	471	411	448	562	1,892	11.6%	9.9%	10.6%	12.7%	11.2%
Prepared Foods	322	329	334	278	1,263	13.0%	13.7%	13.3%	10.9%	12.7%
International	46	54	45	40	185	7.9%	9.5%	8.1%	6.8%	8.1%
Total Segment Operating Income, As Adjusted	$918	$750	$761	$875	$3,304	6.7%	5.6%	5.5%	6.2%	6.0%
Corporate Expenses, As Adjusted (Non-GAAP)[2]	$(201)	$(176)	$(197)	$(209)	$(783)	n/a	n/a	n/a	n/a	n/a
Amortization, As Adjusted (Non-GAAP)[2]	(58)	(59)	(59)	(58)	(234)	n/a	n/a	n/a	n/a	n/a
Adjusted Operating Income (Non-GAAP)[2]	$659	$515	$505	$608	$2,287	4.8%	3.8%	3.6%	4.3%	4.1%

Segment Operating Income (Loss), As Adjusted (Non-GAAP and Unaudited)[2]
(for the first quarter ended December 30, 2023, the second quarter ended March 30, 2024, the third quarter ended June 29, 2024, and fourth quarter and year ended September 28, 2024
	2024
						Adjusted Operating Margin (Non-GAAP)
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3[4]	Q4	Year[4]
Beef	$(83)	$1	$(33)	$(42)	$(157)	(1.7)%	—%	(0.6)%	(0.8)%	(0.8)%
Pork	86	48	39	35	208	5.7%	3.2%	2.6%	2.4%	3.5%
Chicken	301	265	410	444	1,420	7.5%	6.5%	10.1%	10.4%	8.6%
Prepared Foods	353	323	289	283	1,248	13.9%	13.4%	11.9%	11.4%	12.7%
International	19	32	46	17	114	3.3%	5.5%	7.9%	2.8%	4.8%
Total Segment Operating Income, As Adjusted	$676	$669	$751	$737	$2,833	5.1%	5.1%	5.6%	5.4%	5.3%
Corporate Expenses, As Adjusted (Non-GAAP)[2]	$(206)	$(207)	$(204)	$(169)	$(786)	n/a	n/a	n/a	n/a	n/a
Amortization, As Adjusted (Non-GAAP)[2]	(59)	(56)	(56)	(56)	(227)	n/a	n/a	n/a	n/a	n/a
Adjusted Operating Income (Non-GAAP)[2]	$411	$406	$491	$512	$1,820	3.1%	3.1%	3.7%	3.8%	3.4%

Segment Operating Income (Loss), As Adjusted (Non-GAAP and Unaudited)[2]
(for the first quarter ended December 31, 2022, the second quarter ended April 1, 2023, the third quarter ended July 1, 2023, and fourth quarter and year ended September 30, 2023
	2023
						Adjusted Operating Margin (Non-GAAP)
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3[5]	Q4[5]	Year[5]
Beef	$156	$40	$110	$54	$360	3.3%	0.9%	2.2%	1.1%	1.9%
Pork	(6)	(15)	(55)	11	(65)	(0.4)%	(1.1)%	(4.2)%	0.7%	(1.1)%
Chicken	164	(65)	35	176	310	3.8%	(1.5)%	0.8%	4.1%	1.8%
Prepared Foods	341	336	303	238	1,218	13.4%	13.9%	12.7%	9.5%	12.4%
International	13	18	30	15	76	2.1%	2.8%	4.7%	2.4%	3.0%
Total Segment Operating Income, As Adjusted	$668	$314	$423	$494	$1,899	5.0%	2.4%	3.2%	3.7%	3.6%
Corporate Expenses, As Adjusted (Non-GAAP)[2]	$(157)	$(192)	$(185)	$(203)	$(737)	n/a	n/a	n/a	n/a	n/a
Amortization, As Adjusted (Non-GAAP)[2]	(58)	(57)	(59)	(55)	(229)	n/a	n/a	n/a	n/a	n/a
Adjusted Operating Income (Non-GAAP)[2]	$453	$65	$179	$236	$933	3.4%	0.5%	1.4%	1.8%	1.8%
1 Commencing in the first quarter of fiscal 2026, the Company no longer allocates corporate expenses and amortization to segments as these items are no longer used in assessing the performance of, or in allocating resources to, the segments. Accordingly, the Company changed its segment reporting to separately disclose corporate expenses and amortization from its reportable segments and identified International as a reportable segment. All prior period amounts have been recast to reflect the new presentation of segment operating income (loss).
2 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). As used in this table and throughout this report, adjusted operating income (loss), segment operating income (loss), as adjusted, corporate expenses, as adjusted, and amortization, as adjusted are non-GAAP financial measures. Refer to the end of this report for an explanation and reconciliation of these non-GAAP financial measures used in this report to comparable GAAP measures.
3Adjusted Operating Margin of the Beef and Pork segments and Total Company for the three months ended March 29, 2025 excludes the impact of $93 million, $250 million and $343 million, respectively, of legal contingency accruals recognized as reductions to Sales. Adjusted Operating Margin of the Beef and Pork segments and Total Company for the three months ended September 27, 2025 excludes the impact of $225 million, $130 million and $355 million, respectively, of legal contingency accruals recognized as a reduction to Sales. Adjusted Operating Margin of the Beef and Pork segments and for the Total Company for the year ended September 27, 2025 excludes the impact of $318 million, $380 million and $698 million, respectively, of legal contingency accruals recognized as a reduction to Sales.
4 Adjusted Operating Margin of the Pork segment and Total Company for the three months ended June 29, 2024 and the year ended September 28, 2024 excludes the impact of $45 million of legal contingency accruals recognized as reductions to Sales.
5 Adjusted Operating Margin of the Chicken segment and Total Company for the three months ended July 1, 2023 excludes the impact of $38 million of legal contingency accrual recognized as a reduction to Sales. Adjusted Operating Margin for the Chicken segment and Total Company for the three months ended September 30, 2023 excludes the impact of $118 million of legal contingency accruals recognized as a reduction to Sales. Adjusted Operating Margin for the Chicken segment and Total Company for the year ended September 30, 2023 excludes the impact of $156 million of legal contingency accruals recognized as a reduction to Sales.

Non-GAAP Financial Measures
Adjusted Operating Income (Loss), Segment Operating Income (Loss), As Adjusted, Corporate Expenses, As Adjusted, and Amortization, As Adjusted, are presented as supplemental financial measures in the evaluation of our business that are not required by, or presented in accordance with GAAP. The non-GAAP financial measures are tools intended to assist our management and investors in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations on an ongoing basis. These non-GAAP measures should not be a substitute for their comparable GAAP financial measures. Investors should rely primarily on our GAAP results and use non-GAAP financial measures only supplementally in making investment decisions. We believe the presentation of these non-GAAP financial measures helps management and investors to assess our operating performance from period to period, including our ability to generate earnings sufficient to service our debt, enhances understanding of our financial performance and highlights operational trends. These measures are widely used by investors and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our calculation of non-GAAP measures may not be comparable to similarly titled measures reported by other companies and other companies may not define these non-GAAP financial measures in the same way, which may limit their usefulness of comparative measures.
Definitions
Adjusted Operating Income (Loss) is defined as Operating Income (Loss) less the impacts of any items that management believes do not directly reflect our core operations on an ongoing basis.
Segment Operating Income (Loss) is defined as Operating Income (Loss) less corporate expenses and amortization. Corporate expenses are unallocated general and administrative costs, including the costs of corporate functions, that are shared across multiple segments. Amortization includes amortization generated from intangible assets including brands and trademarks, customer relationships, supply arrangements, patents and intellectual property, land use rights and software.
Segment Operating Income (Loss), As Adjusted is defined as Segment Operating Income (Loss) less the impact of items affecting comparability, which in management's judgment, affect the year-to-year assessment of operating results. Items affecting comparability include restructuring and related charges (including network optimization), plant closure and disposal charges (net of gains), goodwill and intangible impairments, brand and product line discontinuations, facility fire related costs (net of insurance proceeds), and certain non-ordinary course legal, regulatory and other matters.
Corporate Expenses, As Adjusted is defined as Corporate Expenses less the impact of items affecting comparability, which in management's judgment, affect the year-to-year assessment of operating results. Items affecting comparability include restructuring and related charges (including network optimization), corporate asset disposal charges (net of gains) and certain non-ordinary course legal, regulatory and other matters.
Amortization, As Adjusted is defined as Amortization less the impact of items affecting comparability, which in management's judgment, affect the year-to-year assessment of operating results. Items affecting comparability include accelerated amortization related to the discontinuance of intangible assets.

TYSON FOODS, INC.
GAAP Results to Non-GAAP Reconciliations
(In millions)
(Unaudited)

Results for the first quarter ended December 28, 2024
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(26)	$73	$460	$297	$41	$845	$(201)	$(64)	$580
Add: Brand and product line discontinuations	—	—	—	—	—	—	—	6	6
Add: Restructuring and related charges[7]	32	—	11	25	5	73	—	—	73
As Adjusted	$6	$73	$471	$322	$46	$918	$(201)	$(58)	$659
7 Includes the Network Optimization Plan that commenced in fiscal 2025 and related gain on sale of storage facilities in the third quarter of fiscal 2025.

Results for the second quarter ended March 29, 2025
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(222)	$(181)	$367	$329	$48	$341	$(176)	$(65)	$100
Add: Brand and product line discontinuations	—	—	—	—	—	—	—	6	6
Add: Restructuring and related charges[7]	16	—	21	—	6	43	—	—	43
Add: Legal contingency accruals	93	250	—	—	—	343	—	—	343
Add: Plant closure and disposal charges	—	—	23	—	—	23	—	—	23
As Adjusted	$(113)	$69	$411	$329	$54	$750	$(176)	$(59)	$515

Results for the third quarter ended June 28, 2025
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(459)	$50	$475	$390	$65	$521	$(197)	$(64)	$260
Less: Facility fire related costs (insurance proceeds)[6]	—	—	—	—	(14)	(14)	—	—	(14)
Add: Brand and product line discontinuations	—	—	—	—	—	—	—	5	5
Less: Restructuring and related charges[7]	—	—	(27)	(56)	—	(83)	—	—	(83)
Less: Plant closure and disposal charges[9]	—	—	—	—	(6)	(6)	—	—	(6)
Add: Goodwill and intangible impairments	343	—	—	—	—	343	—	—	343
As Adjusted	$(116)	$50	$448	$334	$45	$761	$(197)	$(59)	$505
6 Includes insurance recoveries and charges related to a fire at our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.
9 Includes China plant relocation remuneration.

Results for the fourth quarter ended September 27, 2025
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(277)	$(83)	$558	$232	$1	$431	$(209)	$(64)	$158
Less: Facility fire related costs (insurance proceeds)[6]	—	—	—	—	(4)	(4)	—	—	(4)
Add: Brand and product line discontinuations	—	—	—	—	—	—	—	6	6
Add: Restructuring and related charges[7]	—	—	4	5	3	12	—	—	12
Add: Legal contingency accruals[8]	225	130	—	—	40	395	—	—	395
Add: Product recall	—	—	—	41	—	41	—	—	41
As Adjusted	$(52)	$47	$562	$278	$40	$875	$(209)	$(58)	$608
8 The three months and year ended September 27, 2025 include a $40 million charge related to the 2015 sale of our Mexico operation.

Results for the year ended September 27, 2025
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(984)	$(141)	$1,860	$1,248	$155	$2,138	$(783)	$(257)	$1,098
Less: Facility fire related costs (insurance proceeds)[6]	—	—	—	—	(18)	(18)	—	—	(18)
Add: Brand and product line discontinuations	—	—	—	—	—	—	—	23	23
Add/(Less): Restructuring and related charges[7]	48	—	9	(26)	14	45	—	—	45
Add: Legal contingency accruals[8]	318	380	—	—	40	738	—	—	738
Add/(Less): Plant closure and disposal charges[9]	—	—	23	—	(6)	17	—	—	17
Add: Goodwill and intangible impairments	343	—	—	—	—	343	—	—	343
Add: Product recall	—	—	—	41	—	41	—	—	41
As Adjusted	$(275)	$239	$1,892	$1,263	$185	$3,304	$(783)	$(234)	$2,287

Results for the first quarter ended December 30, 2023
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(171)	$57	$288	$334	$(7)	$501	$(211)	$(59)	$231
Add/(Less): Facility fire related costs (insurance proceeds)[10]	—	—	(24)	—	26	2	—	—	2
Add: Restructuring and related charges	3	1	2	19	—	25	5	—	30
Add: Legal contingency accruals	45	28	—	—	—	73	—	—	73
Add: Plant closure and disposal charges	40	—	35	—	—	75	—	—	75
As Adjusted	$(83)	$86	$301	$353	$19	$676	$(206)	$(59)	$411
10 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and our production facility in the Netherlands in the first quarter of fiscal 2024 and subsequent decision to sell the facility.

Results for the second quarter ended March 30, 2024
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$—	$14	$263	$320	$(22)	$575	$(207)	$(56)	$312
Add: Facility fire related costs (insurance proceeds)[10]	—	—	—	—	54	54	—	—	54
Add/(Less): Restructuring and related charges	—	—	(2)	3	—	1	—	—	1
Add: Plant closure and disposal charges	1	34	4	—	—	39	—	—	39
As Adjusted	$1	$48	$265	$323	$32	$669	$(207)	$(56)	$406

Results for the third quarter ended June 29, 2024
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(33)	$(45)	$347	$289	$43	$601	$(204)	$(56)	$341
Add: Facility fire related costs (insurance proceeds)[10]	—	—	5	—	3	8	—	—	8
Add: Legal contingency accruals	—	45	56	—	—	101	—	—	101
Add: Plant closure and disposal charges	—	39	2	—	—	41	—	—	41
As Adjusted	$(33)	$39	$410	$289	$46	$751	$(204)	$(56)	$491

Results for the fourth quarter ended September 28, 2024
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(42)	$—	$499	$281	$14	$752	$(169)	$(58)	$525
Add/(Less): Facility fire related costs (insurance proceeds)[10]	—	—	(51)	—	3	(48)	—	—	(48)
Add: Brand and product line discontinuations	—	—	4	2	—	6	—	2	8
Add/(Less): Plant closure and disposal charges	—	35	(8)	—	—	27	—	—	27
As Adjusted	$(42)	$35	$444	$283	$17	$737	$(169)	$(56)	$512

Results for the year ended September 28, 2024
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(246)	$26	$1,397	$1,224	$28	$2,429	$(791)	$(229)	$1,409
Less: Facility fire related costs (insurance proceeds)[10]	—	—	(70)	—	86	16	—	—	16
Add: Brand and product line discontinuations	—	—	4	2	—	6	—	2	8
Add: Restructuring and related charges	3	1	—	22	—	26	5	—	31
Add: Legal contingency accruals	45	73	56	—	—	174	—	—	174
Add/(Less): Plant closure and disposal charges	41	108	33	—	—	182	—	—	182
As Adjusted	$(157)	$208	$1,420	$1,248	$114	$2,833	$(786)	$(227)	$1,820

Results for the first quarter ended December 31, 2022
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$193	$(8)	$156	$333	$8	$682	$(157)	$(58)	$467
Add/(Less): Facility fire related costs (insurance proceeds)[11]	(42)	—	7	—	—	(35)	—	—	(35)
Add: Restructuring and related charges	5	2	1	8	5	21	—	—	21
As Adjusted	$156	$(6)	$164	$341	$13	$668	$(157)	$(58)	$453
11 Relates to fires at production facilities in Chicken in the fourth quarter of fiscal 2021 and Beef in the fourth quarter of fiscal 2019.

Results for the second quarter ended April 1, 2023
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$33	$(17)	$(156)	$326	$17	$203	$(195)	$(57)	$(49)
Add/(Less): Restructuring and related charges	7	2	(1)	10	1	19	3	—	22
Add: Plant closure and disposal charges	—	—	92	—	—	92	—	—	92
As Adjusted	$40	$(15)	$(65)	$336	$18	$314	$(192)	$(57)	$65

Results for the third quarter ended July 1, 2023
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$98	$(58)	$(214)	$291	$(217)	$(100)	$(191)	$(59)	$(350)
Less: Facility fire related costs (insurance proceeds)[11]	—	—	(22)	—	—	(22)	—	—	(22)
Add: Restructuring and related charges	12	3	8	12	9	44	6	—	50
Add: Legal contingency accruals	—	—	38	—	—	38	—	—	38
Add: Plant closure and disposal charges	—	—	15	—	—	15	—	—	15
Add: Goodwill and intangible impairments	—	—	210	—	238	448	—	—	448
As Adjusted	$110	$(55)	$35	$303	$30	$423	$(185)	$(59)	$179

Results for the fourth quarter ended September 30, 2023
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$(286)	$8	$(164)	$207	$34	$(201)	$(207)	$(55)	$(463)
Add: Facility fire related costs (insurance proceeds)[11]	—	—	4	—	—	4	—	—	4
Add: Brand and product line discontinuations	—	—	—	17	—	17	—	—	17
Add: Restructuring and related charges	7	3	3	14	—	27	4	—	31
Add: Legal contingency accruals	—	—	118	—	—	118	—	—	118
Add/(Less): Plant closure and disposal charges[9]	—	—	215	—	(19)	196	—	—	196
Add: Goodwill and intangible impairments	333	—	—	—	—	333	—	—	333
As Adjusted	$54	$11	$176	$238	$15	$494	$(203)	$(55)	$236

Results for the year ended September 30, 2023
(Unaudited)
	Segment Operating Income (Loss)						Operating Income (Loss)
	Beef	Pork	Chicken	Prepared Foods	Inter- national	Total	Corporate Expenses	Amortiza-tion	Total
As Reported	$38	$(75)	$(378)	$1,157	$(158)	$584	$(750)	$(229)	$(395)
Less: Facility fire related costs (insurance proceeds)[11]	(42)	—	(11)	—	—	(53)	—	—	(53)
Add: Brand and product line discontinuations	—	—	—	17	—	17	—	—	17
Add: Restructuring and related charges	31	10	11	44	15	111	13	—	124
Add: Legal contingency accruals	—	—	156	—	—	156	—	—	156
Add/(Less): Plant closure and disposal charges[9]	—	—	322	—	(19)	303	—	—	303
Add: Goodwill and intangible impairments	333	—	210	—	238	781	—	—	781
As Adjusted	$360	$(65)	$310	$1,218	$76	$1,899	$(737)	$(229)	$933